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                                                                   EXHIBIT E



                         REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT is made as of October 25, 1996 by and between Bev-Tyme, Inc., a Delaware corporation (the "Company"), and Ulster Investments Limited, an Antiguan corporation ("Purchaser").

         The Company and Purchaser are parties to a certain Loan and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights to Purchaser as set forth in this Agreement. The execution and delivery of this Agreement is a condition to the "Closing" under the Purchase Agreement. Except as otherwise indicated, capitalized terms used herein are defined in Section 9 hereof.

         The parties hereto agree as follows:

         1. Effectiveness. In the event the Purchaser is unable to sell the Registrable Securities to the Public in an open market transaction at any time after a 40-day restricted period immediately following the Closing (as defined in the Purchase Agreement) due to any statute, administrative order, rule, regulation, court decision or regulatory interpretation which amends or repeals Regulation S as promulgated by the Securities and Exchange Commission or otherwise makes it unavailable to the Purchaser or due to any breach of warranty, representation or covenant in the Purchase Agreement by the Company, the rights of the Purchaser contained herein will become effective ("Effective Date").

         2.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever, after the Effective Date, the Company proposes to register any of its securities under the Securities Act other than pursuant to a Demand Registration hereunder (as set forth in Subsection 3(a)), and the registration form to be used may be used for the registration of any Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of the Registrable Securities for which the registration form may be used of its intention to effect such a registration and will include in such registration all Registrable Securities (in accordance with the priorities set forth in Subsections 2(c) and 2(d) below) with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses (as defined in Section 6(a) hereof) of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.


                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities
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         requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities that the Company proposes to sell and the Registrable Securities requested to be included in such registration, pro rata among the Company and the holders of such Registrable Securities on the basis of the number of shares which the Company proposes to register and of the Registrable Securities being requested for registration which are owned by such holders; provided, however, that should any state securities administrator require any escrow or holdback of securities, such securities will come first from the securities proposed to be sold by the Company, and (ii) second, other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration and the securities requested to be included therein by the holders requesting such registration, pro rata among the holders of Registrable Securities and the holders of the securities requesting such registration on the basis of the number of securities so requested to be included therein, and (ii) second, the other securities requested to be included in such registration.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

                  (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 3 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration except with respect to any Demand Registration which is required due to the inability of the holders of Registrable Shares to register the Registrable Shares required to be included in any Piggyback Registration.

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         3.       Demand Registrations.

                  (a) Requests for Registration. Subject to the terms of this Agreement, the holders of at least a majority of the Registrable Securities may, at any time after the Effective Date, request (i) registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or (ii) registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 (if eligible) or any similar short-form registration ("Short-Form Registrations"), if available. Within ten (10) days after receipt of any such request, the Company will give written notice of such request to all other holders of the Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice. All registrations requested pursuant to this Subsection 2(a) are referred to herein as "Demand Registrations."

                  (b) Number of Demand Registrations. The holders of the Registrable Securities will be entitled to request one (1) Demand Registration pursuant to which the Registrable Securities shall be registered. The Company will pay all Registration Expenses with respect to a Demand Registration. A registration will not count as a permitted Demand Registration (i) until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration) and (ii) unless the holders of the Registrable Securities are able to register all of the Registrable Securities requested to be included in such registration (unless such holders are not so able to register such amount of the Registrable Securities due solely to the fault of such holders); provided, however, that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration.

                  (c) Type of Demand Registration. A Demand Registration will be a Short- Form Registration in which the Company will pay all Registration Expenses whenever the Company is permitted to use any applicable short form. Otherwise, the Demand Registration will be a Long-Form Registration. As long as the Company remains subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not

         Registrable Securities without the written consent of holders of a majority of the Registrable Securities. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such

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         offering, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities so requested to be included therein.

                  (e) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering.

                  (f) Period of Effectiveness. The Company will maintain the effectiveness of any Demand Registration for a period of one (1) year after effectiveness unless the holders of the Registrable Securities notify the Company that all of the Registrable Securities have been sold pursuant to the Demand Registration.

                  (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any person or entity the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of a majority of the Registrable Securities.

         4.       Holdback Agreements.

                  (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation ss.240.10b-6 of the Securities Exchange Act; provided, however, that the holders of Registrable Securities may elect, at their option, to not have the underwriter sell the Registrable Securities which such holders have registered and to otherwise determine the method and timing of the sale of the securities so registered without regard to the holdback provisions hereof.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each 10% or greater holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such

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         securities, purchased from the Company (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted, or except as permitted in subsection (a) of this Section 4), unless the underwriters managing the registered public offering otherwise agree.

         5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities will be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel or counsels of the holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than twelve (12) months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;


                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);


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                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or other system or facility on which similar securities issued by the Company are then listed or traded, if any;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares); and


                  (i) make available for inspection during normal business hours by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         6.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons or entities retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or

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         accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

                  (b) In connection with each Demand Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities.

         7.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person or entity who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or which such holder failed to provide after being so requested or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same or which is otherwise attributable to the gross negligence or willful misconduct of such holder. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, each person or entity who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained or required to be contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained or required to be contained in any information or affidavit so furnished or required to be so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several,

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         among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and
         (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act and such registration statement has been declared effective, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or Form S-3, if eligible, or any similar registration statement form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company will deliver to such holders of Registrable Securities a written statement as to whether it has complied with such requirements.


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         9.       Definitions.

                  (a)      Registrable Securities.

                           (1) The term "Registrable Securities" means (i) any
                  of the Company's Common Stock or other securities issued or issuable to Purchaser pursuant to the Purchase Agreement upon exercise of the Warrants (as defined in the Purchase Agreement) or upon conversion of the Preferred Stock issued or issuable upon exercise of the Warrant to purchase Preferred Stock, (ii) any Common Stock issued or issuable upon exercise of any preemptive rights afforded to those persons or entities holding securities described in clause
                  (i) above or pursuant to the Purchase Agreement, (iii) any

                  Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) any other shares of Common Stock held by persons or entities holding securities described in clauses (i) to (iii), inclusive, above.

                           (2) As to any particular Registrable Securities,
                  such securities will cease to be Registrable Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been sold to the public in accordance with Rule 144 (or any similar provision then in force) under the Securities Act, or (c) been otherwise transferred on the open market in a public transaction and new certificates for them not bearing a Securities Act restrictive legend have been delivered by the Company pursuant to the Purchase Agreement. Whenever any particular securities cease to be Registrable Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a restrictive legend as set forth in the Purchase Agreement.

                  (b) The term "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  (c) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  (d) The term "Long-Form Registration" means a registration under the Securities Act on Form S-1 or any similar long form registration.

                  (e) The term "Short-Form Registration" means a registration under the Securities Act on Form S-2 or S-3 (if eligible) or any similar short form registration.

                  (f) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

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         10.      Miscellaneous.


                  (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Adjustments Affecting Registrable Securities. The Company will not take any action or permit any change to occur with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) Remedies. Any person or entity having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of holders of at least a majority of the Registrable Securities.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) Incorporation of Purchase Agreement Provisions. The paragraphs entitled "Severability", "Headings", "Governing Law", and "Notices" of the Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof.



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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                 THE COMPANY:

                                 BEV-TYME, INC., a Delaware corporation


                                 By:      /s/ Robert Sipper
                                          ------------------------------
                                          Its:     President




                                 PURCHASER:

                                 ULSTER INVESTMENTS LIMITED, an
                                 Antiguan corporation


                                 By:      /s/ Roslyn Yearwood
                                          --------------------------------
                                 Its: Secretary


                                 For and on behalf of:
                                 ANTIGUA INTERNATIONAL TRUST LTD.
                                 Director


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